Janus Investment Fund
                               Janus Twenty Fund

     Supplement dated April 16, 1999 to Prospectus Dated February 17, 1999

THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS DATED FEBRUARY 17, 1999. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

Except as provided below, Janus Twenty Fund is closed to new investors effective April 19, 1999. After April 19, 1999, the following may continue to make additional purchases and to reinvest dividends and capital gains in existing accounts:

a. Shareholders of Janus Twenty Fund;

b. Discretionary investment advisers that invest through existing accounts at a financial intermediary; and

c. Qualified defined contribution retirement plans (for example, 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans that invest through existing accounts at a financial intermediary.

Once an account is closed, additional investments will not be accepted.

Investors who do not have open accounts in Janus Twenty Fund on April 19, 1999, will not be allowed to purchase fund shares except as set forth below:

a. Shareholders who have an account in any Janus fund will be able to establish an account in Janus Twenty Fund if the application to invest in the fund is postmarked no later than April 23, 1999.

b. Individuals who requested a prospectus and application for Janus Twenty Fund prior to April 19, 1999, as shown on the records of the fund's transfer agent, will be able to establish an account in Janus Twenty Fund if the application is postmarked no later than April 23, 1999.

c. New accounts may be established by participants in participant-directed defined contribution plans (and their successor plans) in which the fund is established as an investment option prior to April 19, 1999.

Except as otherwise noted, these restrictions apply to investments made directly with Janus and investments made through financial intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted. Janus Twenty Fund may resume sales of shares to new investors at some future date, but it has no present intention to do so.

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